Exhibit 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-44533) of VTEL Corporation of our report dated June 30, 2000, with respect to the financial statements and schedule of the VTEL Corporation 401(k) Plan included in the Plan's Annual Report on Form 11-K for the year ended December 31, 1999.



                                                               Ernst & Young LLP

Austin, TX
July 10, 2000